SBS Technologies®


SBS
Technologies

www.sbs.com

NASDAQ: SBSE

CAUTIONARY STATEMENT

Today's presentation, accompanying slides, and responses to comments and questions may contain forward-looking statements on such matters as: plans and expectations for SBS future financial and operating performance; business and market conditions; the demand and pipeline for SBS products; new products and new versions of existing products; future sales, distribution and support strategies; market growth and direction; competition; market share; revenue growth; margins; and profitability.

In addition to factors discussed in specific slides, other factors that could cause actual results to differ materially include timing of receipt of government production orders; continued health of SBS' end markets, including the semiconductor manufacturing equipment market and the telecommunications market; sales to Ericsson to continue during fiscal year 2006 at approximately the same dollar sales level as during fiscal year 2005; the rate of adoption of the new AdvancedTCA® standard in the telecommunications market; business and economic conditions generally affecting SBS' customers and their end customers, including but not limited to the changes in size and program priorities of military procurement budgets; a high degree of uncertainty and rapid change in the markets addressed by SBS' products that could reduce sales or render certain SBS products obsolete; customer demand for and acceptance of SBS' products which may affect both sales and margins; SBS' ability to design, test and introduce new products on a timely basis; and the other risk factors listed from time to time in SBS' Securities and Exchange Commission reports, including those listed under "Risk Factors" in SBS' Annual Report on Form 10-K for the year ended June 30, 2005 filed with the SEC.

SBS Technologies®

- Designs and manufactures embedded computer hardware
- Approximately 500 employees in 9 locations around the world
- $152 Million sales, fiscal year ended June 30, 2005

Embedded computers are a small piece of the general computer market.


COMPUTER MARKET
EMBEDDED
MARKET

WHAT IS AN EMBEDDED COMPUTER?

AN EMBEDDED COMPUTER IS ONE THAT IS PART OF A LARGER SYSTEM OR DEVICE, NOT AN END PRODUCT.


SBS

EMBEDDED COMPUTERS CAN BE AT A CHIP LEVEL, BOARD LEVEL, OR SYSTEM LEVEL.



EMBEDDED

COMPUTERS

ARE IN...

INDUSTRIAL ROBOTS




MRI MACHINES


AIRCRAFT


AND TRANSPORTATION
SYSTEMS

EMBEDDED SYSTEMS use open standards to define common specifications that many vendors can adopt.

Many products once designed in-house can now be easily outsourced because of open standards.

OPEN STANDARDS CREATE **MODULAR** FLEXIBILITY

Boards using open standards allow system designers to use off-the-shelf products from several vendors to create a tailored solution.


SBS Technologies
SBS Technologies
MOUSE
KEY


SBS

Off-the-shelf products reduce customer development time, provide them with improved economies of scale, and the most current technology

CHALLENGES
FACING
EMBEDDED
SYSTEMS
CUSTOMERS

CUSTOMER CHALLENGE #1

Systems designers usually have requirements that cannot be altered. These include: the bus or interconnect, operating system, environmental conditions, and performance attributes.

CUSTOMER CHALLENGE #2

Interoperability can present a challenge even with open architectures.

CUSTOMER CHALLENGE #3

Products must have long life cycles, but also incorporate advances in technology.

SBS UNIQUELY SOLVES ALL THREE OF THESE CHALLENGES.

SOLUTION 1

BREADTH OF PRODUCTS



SBS offers many interconnects, operating systems, environments, and performance levels.

SBS offers many different interconnects and backplanes.

GIGABIT ETHERNET

PCI-EXPRESS™

FIBRE CHANNEL

INFINIBAND® TECHNOLOGY

OC-12

T1/E1/J1

MIL-STD-1553

ARINC429

VMEbus CompactPCI ® AdvancedMC™ PCI

Our products support many different operating systems.

Microsoft Windows

Linux

INTEGRITY

VxWorks

Our products operate in commercial, industrial, and rugged environments.


COMMERCIAL


INDUSTRIAL


RUGGED
U.S. AIR FORCE

SBS has technologies throughout the performance spectrum.

INTEL® PROCESSORS | PowerPC® PROCESSORS | FPGA COMPUTING

COMMUNICATIONS FROM 1553 (1Mb/sec) TO OC-12 (622 Mb/sec) to InfiniBand® Technology (30 Gb/sec)

THE COMPLETE TECHNOLOGY PORTFOLIO

TRANSFER | **PROCESS** | **VISUALIZE**



Input/Output & Communications

Single Board Computers & FPGA Computing

FPGA Imaging & Graphics

ALL THE ESSENTIALS OF A COMPUTER

Because SBS makes all the individual components of a complete computer, we can also take the final step and assemble the parts into a functioning system.

SOLUTION 2

INTEROPERABILITY



J2
J3
J1
VMC
J4
J5

SBS can take responsibility for interoperability as the single source for all parts of a system or even integrate the parts into a complete computer.



Military Systems

We leverage our product breadth to offer complete systems

We use open standards:

- CompactPCI®
- VMEbus
- MicroTCA™ and others are coming

We offer a variety of environmental options

- Commercial Air-Cooled
- Rugged, Conduction Cooled

Software interoperability reduces development time for our customers



Commercial Systems

We make rugged systems for harsh aerospace and defense environments.




J3
J2
J4
SBS MISSION COMPUTER

In commercial markets, we assemble flexible systems using off the shelf boards.





SOLUTION 3

PRODUCT LIFECYCLES


SBS
Technologies

We manage our product lifecycles to ensure availability for OEMs and government programs over many years.

SBS offers migration paths and replacement products for components that are no longer available.



AS TECHNOLOGIES EVOLVE, WE OFFER NEW PRODUCTS AND PLATFORMS. AdvancedMC IS AN EXAMPLE OF THIS.

AdvancedMC and AdvancedTCA® were developed to meet the changing needs of the telecommunications market.



These new open standards make outsourcing telecommunications hardware a reality.

They reduce costs for OEMs as well as development time.

The benefits to our customers go beyond solving these three challenges.

Our diversified market approach benefits our customers.



SBS can leverage technology expertise efficiently from one market to the next because we serve three markets. These are Defense and Aerospace, Communications, and Commercial, which includes industrial automation, medical, transportation.


TECHNOLOGIES IN COMMON
Technology that has been successful in one market space will be needed in another.
COMMUNICATIONS
MILITARY & AEROSPACE
COMMERCIAL MARKETS

For example, defense applications have begun to adopt gigabit Ethernet, years later than other markets.



BAE SYSTEMS

NORTHROP GRUMMAN

LOCKHEED MARTIN

GENERAL DYNAMICS

DEFENSE AND AEROSPACE MARKET

BOEING

Raytheon

Orbital

SAAB

UNMANNED AERIAL VEHICLE

- Hardware
(All SBS Content)
  - CM4
  - ASF-PMC -2 (1553)
  - Telemetry Card
  - HDLC Serial Card
  - Canbus PMC
  - Chassis, Backplane, & Power Supply
- VxWorks® OS





Dual Redundant Flight Control Computing System

Provides vehicle control during flight operations

LEGACY PLATFORM UPGRADES

- **Hardware (Per System)**
  - Qty 2 dual Processor VG5
  - Qty 2 VME DIO
  - Audio PMC
  - Canbus PMC
  - Thales Countermeasure Processor Module
  - ATR Chassis, Backplane, & dual 28V Power Supply
- **VxWorks OS**







Dual Redundant Electronic Warfare Control Processor for F-111, C-130, H-47, H-60

Controls the deployment of electronic warfare devices: chaff and flare expendables and jammers

Our strategy for the Defense and Aerospace market is focused on providing boards and complete systems that take advantage of our broad product line.



ERICSSON

MOTOROLA

VISUAL NETWORKS®

COMMUNICATIONS MARKET

IBM®

NORTEL

WIRELESS BASE STATIONS

- Customers include Ericsson and Motorola
- Existing products sold to this market segment
  - Single Board Computers
  - Sync Serial, T1/E1, DS3/E3, ATM, OC-3 WAN Interfaces
- New product opportunities
  - Channelized DS-3
  - ATM, DS3/E3 & IMA
  - Voice/Data integration over ATM & Packet


SBS single board computers, blades and network interface cards are used to build devices that deliver wireless voice and data services to customers.

ENABLING IBM TO SERVE TELECOMMUNICATIONS

- SBS is providing IBM with a special carrier for its BladeCenter® and BladeCenter-T servers.
- Using our Telum™ AdvancedMC modules, IBM can offer their customers a flexible modular blade with very little development time





Our strategy for the communications market is to continue to support our wireless and network monitoring customers while pursuing emerging AdvancedMC opportunities.


AMC-TS-CHASSIS
SBS

AdvancedMC STRATEGY

- **STEP 1**
  Provide required telcom functionality on AdvancedMC platform
  - Intel® Pentium ® M
  - 4X GB Ethernet
  - ATM – OC12
  - 8X T1/E1/J1
  - 2X 4Gig Fibre Channel
  - AdvancedMC Expansion

- **STEP 2**
  Provide advanced functionality on AdvancedMC platform
  - i-TDM provides a way to transfer legacy time-division-multiplexing over AdvancedTCA and AdvancedMC. Our iTDM is implemented in an FPGA designed by SBS to support sending voice traffic over Ethernet.



Lattice
MINDSPEED

APPLIED MATERIALS

General Electric

COMMERCIAL MARKET

CORNING

TOSHIBA

FlightSafety international

SEMICONDUCTOR MANUFACTURING

- **Customers include**
  - Applied Materials
  - KLA Tencor
  - Orthodyne
- **Existing products sold to this market segment**
  - Complete Systems
  - Single Board Computers
  - Serial I/O, Bus Adapters, Bus Expansion
- **New product opportunities**
  - Higher Performance SBCs
  - High Reliability Systems



SBS builds the system which manages multiple machine tools along the semiconductor fabrication line.

MRI MEDICAL IMAGING

- **Customers include**
  - GE Medical, Toshiba, Fujitsu
- **Existing products sold to this market segment**
  - Bus Adapters
  - dataBLIZZARD™
  - PCI Expansion
  - InfiniBand
- **Other product opportunities**
  - Single Board Computers
  - Systems
  - Co-processor boards
  - Gigabit Ethernet
  - Fibre Channel



SBS high-speed data networking equipment transfers information from the MRI machine to the workstation where medical staff view and interpret it.

Our strategy for the commercial market is pursue large scale opportunities that take advantage of our broad product line.


SBS
TUNDRA
Universe

SALES



(FY ended June 30)
$ millions
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
106
128.2
187.2
118.9
115.5
133.9
152.4
1999
2000
2001
2002
2003
2004
2005
2006E
FY 2006
Guidance
$165 to $175
million

PROFITABILITY



(FY ended June 30)
$ in millions
Net Income (Loss)
$20
$15
$10
$5
$0
-$5
11.6*
12.9*
17.2*
(3.4)*
2.8*
5.2
4.4
1999
2000
2001
2002
2003
2004
2005
EPS
$1.04*
$0.95*
$1.14
($0.23)*
$0.19*
$0.34
$0.28

* Non-GAAP measure of EPS which excludes the following: acquired in-process research and development charges in 1999 and 2000; employee severance and consolidation costs in 2002, 2003 & 2004; asset impairment charges and inventory write-downs in 2002; and the cumulative effect of a change in accounting for goodwill in 2003.

BOOKINGS BY QUARTER



$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Q1
Q2
Q3
Q4
FY 2004
Q1
Q2
Q3
Q4
FY 2005
Q1
FY 2006

SALES BY END MARKET



$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Communications
Commercial
Government
Q1
Q2
Q3
Q4
FY2004
Q1
Q2
Q3
Q4
FY2005
Q1
FY2006

SALES BY SEGMENT


$ in millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Europe
Americas
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
FY2004
FY2005
FY2006

Gross Margin	48.7%	49.3%	48.4%	46.9%	45.4%	45.5%	42.2%	44.8%	41.9%

BALANCE SHEET

- Solid Balance Sheet
  - $56M Cash
  - Debt Free
- Consistently Generate Positive Cash Flow
- Minimal Cap-Ex Outsourced Manufacturing
- Well Positioned to Implement Acquisition Strategy

OPPORTUNITY

- Our strategy for the Defense and Aerospace market is focused on building complete systems, taking full advantage of our broad product line.
- Our strategy for the Communications market is to continue to support our wireless and network monitoring customers while pursuing emerging AdvancedMC opportunities.
- Our strategy for the Commercial market is to pursue large scale opportunities that take advantage of our broad product line.

SBS Technologies®

Nasdaq: SBSE

www.sbs.com